UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The disclosure below describes the Company’s acquisition of the Amira Property. All figures provided below are approximate.

Assignment of Purchase and Sale Contract for Amira Property

On October 31, 2024, Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), through certain wholly-owned subsidiaries of its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Assignment of Purchase and Sale Contract with BHM Acquisitions, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company’s external manager (“BHM Acquisitions”), pursuant to which BHM Acquisitions assigned to BR Amira, DST, a Delaware statutory trust and a wholly owned subsidiary of the Operating Partnership (“BR Amira DST”), a Purchase and Sale Contract, as amended by that certain First Amendment to Purchase and Sale Contract (together, the “Purchase and Sale Contract”) to acquire in fee simple a 408-unit apartment complex known as Amira at Westly, located in Tampa, Florida (the “Amira Property”) from Amira at Westly LP, a Delaware limited partnership and Amira at Westly II LP, a Delaware limited partnership (collectively, the “Amira Seller”), an unaffiliated seller, for a total purchase price of approximately $103.0 million.

Acquisition of Amira Property

On October 31, 2024, the Company, through BR Amira DST, acquired the Amira Property for a total purchase price of approximately $103.0 million.

The sale was based on arm’s length negotiations with the Amira Seller, an unaffiliated seller. In evaluating the Amira Property as a potential investment, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, submarket demographics, community features and amenities, location, price per unit and occupancy.

Following the acquisition of the Amira Property, the organizational structure with respect to the ownership of the Amira Property is such that the Amira Property is owned by BR Amira DST, and BR Amira DST is wholly owned by BHM Amira Investment Co, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Operating Partnership (“BHM Amira Investment Co”). BHM Amira Investment Co initially owns all Class 2 DST Interests in BR Amira DST, which will be redeemed over time to permit the issuance of Class 1 DST Interests in BR Amira DST to third party accredited investors therein. The Amira Property is subject to a Master Lease Agreement with BHM Amira Leaseco, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Operating Partnership (“BHM Amira Leaseco”), pursuant to which the Company, through BHM Amira Leaseco, receives and is obligated to pay rent received from the Amira Property to BR Amira DST.

The acquisition of the Amira Property was funded with (i) approximately $14.54 million of gross equity from the Company (inclusive of certain transaction costs, operating expenses, and operating and lender reserves), (ii) a senior mortgage loan held by Fannie Mae, to BR Amira DST, in the principal amount of approximately $56.65 million (the “Amira Senior Loan”), and (iii) a bridge loan by KeyBank National Association, to BHM OP Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Operating Partnership (“BHM OP Holdings”), in the approximate amount of $36.0 million (the “Amira Bridge Loan”).

Senior Loan Financing for the Acquisition of the Amira Property

The Amira Senior Loan is secured by the Amira Property and matures on November 1, 2034. Beginning December 1, 2024 and continuing each month thereafter through maturity, BR Amira DST is required to make interest only payments equal to the amount obtained by (i) multiplying the unpaid principal balance of the Amira Senior Loan by the interest rate of 4.81%, (ii) dividing the product by three hundred sixty (360), and (iii) multiplying the quotient obtained by the actual number of days elapsed in the applicable month.

Prepayment of the Amira Senior Loan is allowed with a 1% prepayment premium through and including the last calendar day of the sixth month prior to the month in which the maturity of the Amira Senior Loan occurs.

In conjunction with the closing of the Amira Senior Loan, the Company entered into a Guaranty of Non-Recourse Obligations to provide certain standard scope non-recourse carveout guarantees of the liabilities of BR Amira DST under the Amira Senior Loan.

Bridge Loan Financing for the Acquisition of the Amira Property

The Amira Bridge Loan is secured by all net proceeds received by BHM Amira Investment Co from the redemption of Class 2 DST Interests in BR Amira DST. The Amira Bridge Loan has a term of 12 months, maturing on October 31, 2025. The Amira Bridge Loan will bear interest at the lesser of: (a) the sum of (i) the forward-looking one-month term rate based on SOFR, as such rate is published by the Committee on Benchmark Administration (the “CBA”) on October 28, 2024, and (ii) a percentage per annum equal to 3.6%, provided that if the rate as so determined would be less than 0% per annum, then such rate shall instead be 0% per annum; or (b) the maximum rate of interest which may be contracted for, charged, taken, received or reserved by KeyBank National Association in accordance with applicable law.

The Amira Bridge Loan may be prepaid without penalty with prior written notice to the lender, subject to certain conditions.

In conjunction with the closing of the Amira Bridge Loan, BHM Amira Investment Co entered into a Limited Guaranty Agreement to provide certain standard scope non-recourse carveout guarantees of the liabilities of BHM OP Holdings under the Amira Bridge Loan.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Because it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no financial statements (audited or unaudited) are available at this time, we hereby confirm that we intend to file the required financial statements on or before January 16, 2025 by amendment to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

See paragraph (a) above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: November 6, 2024	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer